Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Las Vegas Railway Express, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Barron, Chief Executive Officer and I, Wanda Witoslawski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael A. Barron Michael A. Barron Chief Executive Officer /s/ Wanda Witoslawski Wanda Witoslawski Chief Financial Officer

January 22, 2015